Exhibit 24.2

                                POWER OF ATTORNEY

                  We, the undersigned officers and directors of Young & Rubicam Inc., hereby severally and individually constitute and appoint Michael J. Dolan, Stephanie W. Abramson and Jacques Tortoroli each of them, the true and lawful attorneys-in-fact and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) (1) any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents or instruments necessary or advisable in connection therewith, and (2) a Registration Statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, each of said attorneys-in-fact and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in and about the premises, as fully to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys-in-fact and agents or each of them to any and all such amendments and instruments.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                                  Title                             Date
            ---------                                  -----                             ----

   /s/ Thomas D. Bell, Jr.
--------------------------------    Chairman and Chief Executive Officer of Y&R     April 17, 2000
     Thomas D. Bell, Jr.                   (principal executive officer)


--------------------------------    Chairman and Chief Executive Officer of Y&R
        Edward H. Vick                       Advertising and Director


--------------------------------     Vice Chairman, President, Chief Operating
       Michael J. Dolan             Officer and Chief Financial Officer of Y&R
                                                   and Director
                                           (principal financial officer)


--------------------------------          Senior Vice President, Finance
      Jacques Tortoroli                   (principal accounting officer)


--------------------------------                     Director
      Richard S. Bodman


--------------------------------                     Director
      F. Warren Hellman


--------------------------------                     Director
      Michael H. Jordan


--------------------------------                     Director
   Sir Christopher Lewinton


--------------------------------                     Director
     John F. McGillicuddy


--------------------------------                     Director
       Dr. Judith Rodin


--------------------------------                     Director
       Alan D. Schwartz